Filed pursuant to Rule 497

File No. 333-275147

Rule 482ad

PEARL DIVER CREDIT COMPANY INC. ANNOUNCES

LAUNCH OF INITIAL PUBLIC OFFERING

Pearl Diver Capital LLP will serve as the investment adviser

New York / London - July 18, 2024 - Pearl Diver Credit Company Inc. (NYSE: PDCC) (the “Company”) today announced the launch of its initial public offering. A closed-end, 40 Act fund, it will trade on the New York Stock Exchange under the ticker “PDCC” and use the proceeds from the capital raised to build diversified portfolios of senior secured U.S. corporate loans through investments in equity tranches of collateralized loan obligations (CLOs). PDCC is seeking to raise $44 million through the issuance of 2.2 million shares at $20 per share.

The Company has granted the underwriters a 45-day option to purchase up to an additional 330,000 shares of common stock to cover over-allotments, if any. Pearl Diver Capital LLP (“Pearl Diver Capital”), the Company’s investment adviser, or its affiliates will pay the full amount of the sales load in connection with this initial public offering and all of the Company’s organizational and offering expenses.

Following the IPO, and assuming the underwriters do not exercise the option to purchase additional shares, the Company’s net asset value would be $129.3 million. The Company will provide registered investment advisers (RIAs), family offices and other firms serving high-net-worth and ultra-high-net-worth investors with an opportunity to gain access to sophisticated, alternative credit strategies that have historically only been accessible by pensions, endowments and other institutional investors.

Pearl Diver Capital is a global, independent alternative credit specialist based in New York and London and will act as the external investment adviser to the Company.

“We believe that this is an ideal time for a broader universe of investors to devote capital to the alternative credit market, which for decades has provided a string of attractive benefits to large institutional players,” said Indranil (Neil) Basu, Pearl Diver Capital’s CEO and Managing Partner. “Listing PDCC on the New York Stock Exchange represents the natural evolution of our business, coming after years of methodically investing heavily in building out our research, data and analytics teams and establishing ourselves as a leader in the private CLO market.”

Kingswood Capital Partners, LLC is acting as the sole bookrunner for the offering.

Shares of the Company’s common stock are expected to begin trading on July 18, 2024 on the New York Stock Exchange under the symbol “PDCC.” The offering is expected to close on July 19, 2024, subject to customary closing conditions.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about the Company and should be read carefully before investing. The information in the preliminary prospectus and this press release is not complete and may be changed. The preliminary prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A registration statement relating to these securities is on file with and has been declared effective by the SEC. Copies of the preliminary prospectus (and the final prospectus, when available) may be obtained by writing to Kingswood Capital Partners, LLC, 126 East 56th Street, Suite 22S, New York, NY 10022, or by calling 212-487-1080. may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

About Pearl Diver Credit Company Inc.

Pearl Diver Credit Company Inc. (NYSE: PDCC) is a newly organized, externally managed, non-diversified, closed-end management investment company. Its primary investment objective is to maximize its portfolio’s total return, with a secondary objective of generating high current income. The Company seeks to achieve these objectives by investing primarily in equity and junior debt tranches of CLOs collateralized by portfolios of sub-investment grade, senior secured floating-rate debt issued by a large number of distinct US companies across several industry sectors. The Company will be externally managed by Pearl Diver Capital LLP. The Company’s public filings are available free of charge by writing to the Company at 747 3rd Avenue, Level 36, New York, NY, Attention: Investor Relations.

About Pearl Diver Capital LLP

Founded in 2008, Pearl Diver Capital specializes in collateralized loan obligation (CLO) investing. Its data scientists and credit analysts use proprietary technology and advanced analytics to identify attractive opportunities in the CLO market. Pearl Diver’s highly experienced team includes individuals from a wide range of scientific and mathematical backgrounds. The senior investment team includes Indranil (Neil) Basu, Chandrajit Chakraborty, Michael Brown, Matthew Layton, Kerrill Gaffney and Patrick Chan.

As of June 30, 2024, Pearl Diver Capital has $2.6 billion in assets under management across multiple private funds backed by institutional investors ranging from public pension plans, university endowments, foundations, large family offices, corporate/ERISA pension plans and asset managers across the US, Europe and Latin America. Because it is strictly an investor in the CLO space, not an issuer, it has developed close relationships with over 80 CLO managers – and their analysts – across the CLO spectrum, enabling the firm to have rare access to critical credit information on underlying companies in CLO portfolios while avoiding conflicts of interest that might arise in performing roles that span both CLO investing and CLO management. For more information, visit www.pearldivercapital.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Media Contact:
Joseph Kuo / Michael Dugan
Haven Tower Group LLC
424 317 4851 or 424 317 4852
jkuo@haventower.com or mdugan@haventower.com